UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 21, 2007

MUTUAL FEDERAL BANCORP, INC.
(Exact name of registrant as specified in its charter)

_____________________________

Federal (State or other jurisdiction of Incorporation)	000-51876 (Commission File Number)	33-1135091 (I.R.S. Employer Identification No.)
2212 West Cermak Road Chicago, Illinois (Address of principal executive offices)		60608 (Zip Code)

Registrant’s telephone number, including area code (773) 847-7747

Not Applicable
(Former name or former address, if changed since last year)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On May 21, 2007, Mutual Federal Bancorp, Inc. (the “Company”) announced that its Board of Directors has approved a stock repurchase program, authorizing the purchase of up to 5%, or 181,844 shares, of the Company’s currently outstanding shares of common stock, from time to time, in open market or privately negotiated transactions. Shares repurchased, if any, would be available for issuance under the Company’s stock option plan and management recognition and retention plan, and for other general corporate purposes.

A copy of the press release regarding the Company’s announcement is attached to this report as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit 99.1 Press release dated May 21, 2007.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MUTUAL FEDERAL BANCORP, INC.

By:	/s/ Stephen M. Oksas
Stephen M. Oksas President and Chief Executive Officer

Date: May 21, 2007

INDEX TO EXHIBITS

Exhibit
99.1	Press release dated May 21, 2007.